MASSMUTUAL PREMIER FUNDS

Supplement dated October 8, 2013 to the

Statement of Additional Information dated February 1, 2013

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any existing supplements. It should be retained and read in conjunction with the SAI and any existing supplements, except the October 4, 2013 supplement which is replaced by this supplement.

Effective October 1, 2013, OFI Global Institutional, Inc. (“OFI Global”) replaced Baring International Investment Limited (“Baring”) as subadviser to the Strategic Emerging Markets Fund.

Effective October 1, 2013, the following information replaces the information for the Strategic Emerging Markets Fund found on page 3 in the section titled General Information:

The subadviser for the Value Fund, Main Street Fund, Small Cap Opportunities Fund, International Equity Fund, and Strategic Emerging Markets Fund is OFI Global Institutional, Inc. (“OFI Global”), located at 2 World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281.

Effective October 1, 2013, the following information replaces the information found in the last paragraph on page 79 under the heading Affiliated Subadvisers in the section titled Investment Advisory and Other Service Agreements:

MassMutual has entered into investment subadvisory agreements with OFI Global, a wholly-owned subsidiary of OFI, on behalf of certain Funds. These agreements provide that OFI Global manage the investment and reinvestment of the assets of these Funds. OFI Global receives a subadvisory fee from MassMutual, based upon each Fund’s average daily net assets, at the following annual rates:

Value Fund	0.23%
Main Street Fund	0.33% on the first $1 billion; and
0.30% on assets over $1 billion
Small Cap Opportunities Fund	0.40% on the first $1 billion; and
0.30% on assets over $1 billion
International Equity Fund	0.50% on the first $50 million;
0.45% on the next $150 million;
0.40% on the next $250 million; and
0.35% on assets over $450 million
Strategic Emerging Markets Fund	0.70%

Effective September 25, 2013, the following information supplements the information found beginning on page 168 in the section titled Appendix C – Additional Portfolio Manager Information:

The portfolio managers of the Barings Dynamic Allocation Fund are C. Hayes Miller and Matthew S. Whitbread.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*

Matthew Whitbread
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	1	$16.5 million	0	$0
Other accounts	0	$0	0	$0

*	The information provided is as of August 30, 2013.
**	Does not include the Barings Dynamic Allocation Fund.

Ownership of Securities:

As of August 30, 2013, the portfolio managers did not own any shares of the Barings Dynamic Allocation Fund.

Effective October 1, 2013, the following information supplements the information found beginning on page 173 in the section titled Appendix C – Additional Portfolio Manager Information:

OFI Global Institutional, Inc.

The portfolio manager of the Strategic Emerging Markets Fund is Justin Leverenz.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*

Justin Leverenz
Registered investment companies**	5	$35.78 billion	0	$0
Other pooled investment vehicles	2	$1.27 billion	0	$0
Other accounts***	2	$157.71 million	1	$91.75 million

*	The information provided is as of August 30, 2013.
**	Does not include the Strategic Emerging Markets Fund.
***	Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

Ownership of Securities:

As of August 30, 2013, the portfolio manager did not own any shares of the Strategic Emerging Markets Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI B3000M-13-05